UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

VISKASE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-12957 (Commission File Number)	22-2372868 (IRS Employer Identification No.)

333 East Butterfield Road, Suite 400, Lombard, Illinois (Address of principal executive offices)	60148 (Zip Code)

(630) 874-0700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Financial Officer; Appointment of Executive Vice President

On April 10, 2026, the Board of Directors (the “Board”) of Viskase Holdings, Inc. (the “Company”) appointed Michael Blecic to serve as the Company’s Chief Financial Officer, effective as of April 10, 2026 (the “Effective Date”). Mr. Blecic, age 57, has served as Vice President, Chief Accounting Officer and Treasurer of Viskase Companies, LLC, a wholly owned subsidiary of the Company (“Viskase Companies”), since February 2013. Mr. Blecic joined Viskase Companies in 1995 and has served in numerous positions over his tenure with Viskase Companies. Mr. Blecic will continue to serve as the Company’s Vice President, Chief Accounting Officer and Treasurer in addition to his service as the Company’s Chief Financial Officer. Other than his eligibility for an annual merit increase due to his continued employment with the Company, Mr. Blecic will not be entitled to additional compensation in connection with his appointment as the Company’s Chief Financial Officer.

In connection with Mr. Blecic’s appointment, as of the Effective Date, Mr. Mackenzie Stender’s service as the Interim Chief Financial Officer of the Viskase Companies through Silverman Consulting, Inc. was terminated.

There were no arrangements or understandings between Mr. Blecic and any other person pursuant to which he was selected to serve as Chief Financial Officer. Mr. Blecic does not have any family relationships with any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

In addition, effective as of April 10, 2026, Joseph D. King was appointed as Executive Vice President of the Company. Mr. King currently serves as Senior Vice President, General Counsel and Secretary of the Company. Mr. King will continue to serve as the Company’s General Counsel and Secretary. Other than his eligibility for an annual merit increase due to his continued employment with the Company, Mr. King will not be entitled to additional compensation in connection with his appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISKASE HOLDINGS, INC.
(Registrant)
Date: April 15, 2026
	By:	/s/ Joseph D. King
	Name:	Joseph D. King
	Title:	Executive Vice President, General Counsel & Secretary